UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2023 (April 11, 2023)

Rosecliff Acquisition Corp I
(Exact name of registrant as specified in its charter)

Delaware	001-40058	85-3987148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Fifth Avenue, 34th Floor
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of redeemable warrant	RCLFU	NASDAQ

Class A common stock, par value $0.0001 per share	RCLF	NASDAQ

Redeemable Warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	RCLFW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Business Combination Agreement.

Business Combination Agreement

Rosecliff Acquisition Corp I, a Delaware corporation, is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Company”). On April 11, 2023, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Spectral MD Holdings, Ltd., a Delaware corporation (“Spectral MD”), Ghost Merger Sub I Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub I”), and Ghost Merger Sub II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Merger Sub II”). The Business Combination Agreement, including the exhibits thereto, and the business combination were unanimously approved by the Company’s board of directors. Capitalized items used but not otherwise defined herein shall have the meanings ascribed to such terms in the agreements related thereto.

The Business Combination Agreement

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur:

(i) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), upon the terms and subject to the conditions of the Business Combination Agreement, in accordance with applicable provisions of the Delaware General Corporation Law (“DGCL”) and the Delaware Limited Liability Corporation Act (“DLLCA”), Merger Sub I will merge with and into Spectral MD, with Spectral MD surviving as a wholly owned subsidiary of the Company (the “First Merger”), and immediately following the First Merger, Spectral MD will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly owned subsidiary of the Company (the “Second Merger”, and together with the First Merger, the “Mergers”);

(ii) at the Closing, the Company will be renamed to a name substantially similar to Spectral MD, Inc. and is referred to herein as “New Spectral MD”;

(iii) as a result of the Mergers, among other things, all shares of capital stock of Spectral MD outstanding, other than with respect to Spectral MD options or restricted stock unit awards, as of immediately prior to the effective time of the Mergers, will be canceled and automatically converted into the right to receive shares of common stock of New Spectral MD (“New Spectral MD Common Stock”) as set forth on the Payment Spreadsheet (as defined in the Business Combination Agreement);

(iii) as a result of the Mergers, each Spectral MD option outstanding as of immediately prior to the effective time of the Mergers will be converted into the right to receive a New Spectral MD option, subject to certain exceptions and conditions as set forth in the Business Combination Agreement; and

(iv) as a result of the Mergers, each Spectral MD restricted stock unit award outstanding as of immediately prior to the effective time of the Mergers will be converted into the right to receive a New Spectral MD restricted stock unit award, subject to certain exceptions and conditions as set forth in the Business Combination Agreement.

The board of directors of Spectral MD has unanimously (i) approved and declared advisable the Business Combination Agreement, the Mergers and the other transactions contemplated thereby and (ii) resolved to recommend to the stockholders of Spectral MD their approval of the Business Combination Agreement, the ancillary agreements and related matters.

Conditions to Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Mergers and related agreements and transactions by the stockholders of Spectral MD and the stockholders of the Company, (ii) effectiveness of the proxy statement/registration statement on Form S-4 to be filed by the Company in connection with the Mergers, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) the absence of any law or order enjoining or prohibiting the Mergers, (v) receipt of approval for listing on the Nasdaq Capital Market (or another mutually agreed stock exchange) of the shares of New Spectral MD Common Stock to be issued in connection with the Mergers and (vi) the bringdown of representations, warranties and covenants of the other party, subject to certain materiality qualifiers.

In addition, the obligation of Spectral MD to consummate the Mergers is subject to the fulfillment of other closing conditions, including, but not limited to, the delivery by the Company of (i) an officer’s certificate delivered pursuant to the terms of the Business Combination Agreement, (ii) duly executed letters of resignation from the directors and officers of the Company and (iii) no Parent Material Adverse Effect (as defined in the Business Combination Agreement) having occurred since the date of the Business Combination Agreement. The obligation of the Company to consummate the Mergers is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the delivery by Spectral MD of an officer’s certificate delivered pursuant to the terms of the Business Combination Agreement, (ii) the effective cancellation of the admission of Spectral MD common stock to the Alternative Investment Market and (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred since the date of the Business Combination Agreement.

Covenants

The Business Combination Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties not to initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Spectral MD to prepare and deliver to the Company certain unaudited consolidated financial statements of Spectral MD, (iv) the Company and Spectral MD to prepare and the Company to file a proxy statement/registration statement on Form S-4 and the parties to take certain other actions to obtain the requisite approval of the stockholders of the Company and Spectral MD, respectively, with respect to certain proposals regarding the Mergers and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by the Company, Merger Sub I, Merger Sub II and Spectral MD. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by the mutual written consent of the Company and Spectral MD; (ii) by the Company, subject to certain exceptions, if any of the representations or warranties of Spectral MD are not true and correct or if Spectral MD fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing), in each case, such that certain conditions to the obligations of the Company could not be satisfied and the breach of such representations or warranties or failure to perform such covenants or agreements is not cured or cannot be cured within the earlier of (a) thirty (30) days after written notice thereof, and (b) September 30, 2023 (the “Termination Date”); (iii) by Spectral MD, subject to certain exceptions, if any of the representations or warranties made by the Company, Merger Sub I or Merger Sub II (together, the “Company Parties”) are not true and correct or if any Company Party fails to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing), in each case, such that certain conditions to the obligations of Spectral MD could not be satisfied and the breach of such representations or warranties or failure to perform such covenants or agreements is not cured or cannot be cured within the earlier of (a) thirty (30) days after written notice thereof, and (b) the Termination Date; (iv) by either the Company or Spectral MD, if the transactions contemplated by the Business Combination Agreement have not been consummated on or prior to the Termination Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate principally caused the failure to consummate the transactions contemplated by the Business Combination Agreement; (v) by either the Company or Spectral MD, if any governmental entity has issued an order or taken any other action that has the effect of making the transactions contemplated by the Business Combination Agreement illegal or otherwise preventing or prohibiting consummation of the Mergers and such order or other action has become final and non-appealable; (vi) by the Company if the Company Requisite Approvals (as defined in the Business Combination Agreement) shall not have been obtained within two business days after the registration statement has been declared effective; and (vii) by Spectral MD, if the Company board of directors (x) shall have made a Change in Recommendation (as defined in the Business Combination Agreement) or (y) shall have failed to include the Company board of director recommendation in the proxy statement distributed to the Company stockholders.

Certain Related Agreements

Amended and Restated Registration Rights & Lock-Up Agreement

The Business Combination Agreement contemplates that, at the Closing, New Spectral MD, Rosecliff Acquisition I Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company’s initial stockholders, certain stockholders of Spectral MD and certain of each of their respective affiliates, as applicable, and the other parties thereto, will enter into an Amended and Restated Registration Rights and Lock-Up Agreement (the “Registration Rights Agreement”), pursuant to which New Spectral MD will agree to register for resale pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Spectral MD Common Stock and other equity securities of New Spectral MD that are held by the parties thereto from time to time and the parties thereto will be provided with customary demand and piggyback registration rights.

Additionally, the Registration Rights Agreement contains certain restrictions on transfer with respect to (i) shares of New Spectral MD Common Stock and any other equity securities convertible into or exercisable or exchangeable for shares of New Spectral MD Common Stock immediately following the Closing (other than any shares purchased in the public market). Such restrictions begin at the Closing and end on the date that is 180 days after Closing.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Sponsor Letter Agreement

On April 11, 2023, the Sponsor, the Company and Spectral MD entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, the Sponsor agreed to: (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) vote against an arrangement, merger, amalgamation, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution or winding up of the Company; (iii) vote against any changes in the business, management or the Company’s board other than as required to effect the Transactions (as defined in the Business Combination Agreement); and (iv) vote against any action, agreement or transaction or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company, Merger Sub I or Merger Sub II under the Business Combination Agreement or that would reasonably be expected to result in the failure of the Transactions from being consummated in each case, on the terms and subject to the conditions set forth of the Sponsor Letter Agreement. In addition, the Sponsor agreed to (i) not redeem or elect to redeem or tender or submit any of its Subject Parent Equity Securities (as defined in the Sponsor Letter Agreement) and (ii) not, directly or indirectly, (a) sell, assign, transfer, pledge, dispose of or otherwise encumber any of the Subject Parent Equity Securities held by the Sponsor, (b) deposit any Subject Parent Equity Securities held by the Sponsor into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect to any Subject Parent Equity Securities held by the Sponsor that is inconsistent with the Sponsor Letter Agreement, or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of any Subject Parent Equity Securities held by the Sponsor.

The Sponsor has agreed to surrender and forfeit to the Company the Private Placement Warrants (as defined in the Sponsor Letter Agreement). In addition, the Sponsor and the Company, two days prior to the Closing, will notify Spectral MD if the accrued and unpaid Parent Expenses (as defined in the Sponsor Letter Agreement) that are then outstanding are expected to exceed $3,250,000 (the “Excess Expense Amount”). At Closing, the Sponsor will take necessary actions such that the Sponsor Credit (as defined in the Sponsor Letter Agreement) equals or exceeds the Excess Expense Amount, provided that Sponsor will not be required to invest in the Sponsor PIPE (as defined below) if Sponsor elects to forfeit 750,000 Sponsor Shares (as defined below). The Sponsor will be entitled to a $5.00 credit against the Excess Expense Amount for each Sponsor Share that the Sponsor forfeits and surrenders prior to the Closing. The Sponsor will be entitled to credit, dollar for dollar, the total amount of the aggregate investment made by the Sponsor or its affiliates in any private placement or other cash investment or contribution to Spectral MD or the Company (the “Sponsor PIPE”) against the Excess Expense Amount. The Sponsor and its affiliates will receive one share of Company Class A common stock, par value $0.0001 per share, for each $10.00 invested in the Sponsor PIPE, and the Sponsor PIPE will otherwise be on the same terms as the other investors in the private placement.

At Closing, the Sponsor is entitled to retain the Class B shares of common stock of the Company held by the Sponsor (the “Sponsor Shares”) corresponding to certain monetary thresholds of the amounts raised in the transactions. If the Parent Closing Cash (as defined in the Sponsor Letter Agreement) is (i) less than $10 million, the Sponsor will forfeit and surrender a number of Sponsor Shares so that the Sponsor holds 750,000 Sponsor Shares; (ii) greater than or equal to $10 million, but less than $20 million, the Sponsor will forfeit and surrender a number of Sponsor Shares so that the Sponsor holds 1,000,000 Sponsor Shares; (iii) greater than $20 million, but less than $30 million, the Sponsor will forfeit and surrender a number of Sponsor Shares so that the Sponsor holds 1,250,000 Sponsor Shares; or (iv) greater than $30 million, the Sponsor will forfeit and surrender a number of Sponsor Shares so that the Sponsor holds 1,500,000 Sponsor Shares. In no event will the Sponsor hold more than 1,500,000 Sponsor Shares, in each case, excluding the Sponsor PIPE.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Stockholder Support Agreement

On April 11, 2023, the Company, Spectral MD and Key Company Stockholders (as defined in the Stockholder Support Agreement) entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”), pursuant to which, among other things each Key Company Stockholder agrees to vote all of such holder’s shares (a) in favor of the approval and adoption of the Business Combination Agreement, the Mergers, and the other Transactions (including the amendment to the Amended and Restated Spectral MD Certificate of Incorporation, and Spectral MD’s delisting from AIM) and (b) against any action, agreement or transaction or proposal that would reasonable be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Spectral MD under the Business Combination Agreement or that would reasonably be expected to result in the failure of the Transactions from being consummated.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Support Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

Additional Information about the Proposed Mergers and the Other Transactions Contemplated Thereby and Where to Find It

In connection with the proposed Mergers and the other transactions contemplated by the Business Combination Agreement and related ancillary agreements (the “Proposed Transactions”), the Company intends to file a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a document that serves as a prospectus and a proxy statement of the Company, referred to as a “proxy statement/prospectus.” The definitive proxy statement/prospectus will be filed with the SEC as part of the registration statement and will be sent to all Company stockholders as of the applicable record date to be established. The Company may also file other relevant documents regarding the Proposed Transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and Spectral MD and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. A list of the names of the directors and executive officers of the Company and Spectral MD and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. The Company’s stockholders and other interested parties may obtain copies of these documents free of charge by directing a written request to the Company.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the proposed transactions between Spectral MD and the Company, including statements regarding anticipated timing of the Proposed Transactions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements, other than historical facts are forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (i) the risk that the Proposed Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Proposed Transactions may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Proposed Transactions, including the adoption of the Business Combination Agreement and the ancillary agreements by the stockholders of the Company and Spectral MD, and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transactions, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the post-closing company to be listed, on the Nasdaq Capital Market, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the Proposed Transactions on Spectral MD’s business relationships, operating results, and business generally, (viii) risks that the Proposed Transactions disrupts current plans and operations of Spectral MD, (ix) the outcome of any legal proceedings that may be instituted against Spectral MD or against the Company related to the Business Combination Agreement, the ancillary agreements or the Proposed Transactions, (x) volatility in the price of the Company’s securities due to a variety of factors, including changes in the competitive and regulated industries in which the Company plans to operate or Spectral MD operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s or Spectral MD’s business, Spectral MD’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) changes in general economic conditions, including as a result of the COVID-19 pandemic, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transactions, and identify and realize additional opportunities, (xiii) the Company’s ability to raise capital as needed, (xiv) the risk of downturns and a changing regulatory landscape and (xv) the failure to realize the anticipated benefits of the Proposed Transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and neither the Company nor Spectral MD assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither the Company nor Spectral MD gives any assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Business Combination Agreement, dated as of April 11, 2023, by and among Rosecliff Acquisition Corp I, Ghost Merger Sub I Inc., Ghost Merger Sub II LLC and Spectral MD Holdings, Ltd.
10.1	Form of Amended and Restated Registration Rights Agreement, by and among Spectral MD, Inc., Rosecliff Acquisition Sponsor I LLC, Target Holders, Director Holders and Investor Stockholders
10.2	Sponsor Letter Agreement, dated as of April 11, 2023, by and among Rosecliff Acquisition I Sponsor LLC, Spectral MD Holdings, Ltd. and Rosecliff Acquisition Corp I
10.3	Stockholder Support Agreement, dated as of April 11, 2023, by and among Spectral MD Holdings, Ltd., Rosecliff Acquisition Corp I and Key Company Stockholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSECLIFF ACQUISITION CORP I

Date: April 17, 2023	By:	/s/ Michael P. Murphy
		Name:	Michael P. Murphy
		Title:	Chief Executive Officer